UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2009

FLATBUSH FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-50377	11-3700733
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2146 Nostrand Avenue, Brooklyn, New York		11210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 859-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 12, 2009, Flatbush Federal Bancorp, Inc., the holding company for Flatbush Federal Savings and Loan Association, issued a press release to announce that its annual meeting of stockholders will be held on April 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not applicable

(c)	Shell company transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.

DATE: January 12, 2009	By:	/s/ Jesus R. Adia
Jesus R. Adia
President and Chief Executive Officer

EXHIBIT INDEX

99.1  Press Release dated January 12, 2009